Exhibit 10.42

                              AMENDED AND RESTATED
                           GENERAL SERVICES AGREEMENT


                  Amended and  Restated General  Services  Agreement dated as of
[        ],  2006  by  and  between  XL  Capital  Assurance  Inc.,  a  New  York corporation ("XLCA"), and XL Financial Administrative Services Inc., a Delaware corporation, ("XLFAS").

                              W I T N E S S E T H:
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                  WHEREAS,  XLCA and XLFAS  are  parties  to a General  Services
Agreement dated January 28, 2002,and effective as of January 1, 2002(the "Original Agreement");

                  WHEREAS, the parties hereto desire to amend and restate the Original Agreement in the manner, and on the terms and conditions herein provided;

                  NOW, THEREFORE, in consideration of the premises and other good and continuing relationships between the parties hereto, it is hereby agreed as follows:

                  FIRST: XLFAS hereby agrees to provide, and XLCA hereby accepts certain general services as described in Exhibit A.

                  SECOND: In consideration of the services provided pursuant to paragraph FIRST above, XLCA hereby agrees to pay XLFAS on a cost basis all in-house and out-of-pocket third party costs and fees incurred by XLFAS, allocable to the general services used by it in accordance with this Agreement. The allocation of charges and credits shall be made pursuant to the allocation methodology and the definitions contained in Exhibit A and New York Insurance Department Regulation No. 30, and a report covering all the items and incurred charges and/or credits will be furnished monthly with the final payment being remitted within fifteen days upon receipt of such monthly report.

                  THIRD: This Agreement and Exhibit A are subject to the non-disapproval of the Insurance Department of the State of New York pursuant to
Section 1505(D) of the New York Insurance Law, and such terms and conditions hereof as may be required by the New York Insurance Department to be altered or amended shall be deemed acceptable to the parties hereto, to the extent same shall not change the substance and intent of this Agreement.

                  FOURTH: XLFAS and XLCA and their respective duly authorized representatives shall, at all reasonable times, each be permitted access to all relevant books and records of the other pertaining to charges allocated to or made pursuant to the provisions of this Agreement or this Agreement generally. It is understood that all books, accounting information and other records regarding the business affairs of XLCA which are processed and maintained pursuant to this Agreement or otherwise shall be the sole and exclusive property of XLCA.

                  FIFTH: Notwithstanding any other provision of this Agreement to the contrary, it is understood that the business and affairs of XLCA shall be managed by its Board of Directors, and, to the extent delegated by such board, by its appropriately designated officers. The Board of Directors and officers of XLFAS shall not have any management prerogatives with respect to the business affairs and operations of XLCA.

                  SIXTH: All underwriting and claims services provided to XLCA are to be based upon the written criteria, standards and guidelines of XLCA. XLCA shall have the ultimate and final authority over the underwriting decisions with respect to the acceptance, rejection and cancellation of any risks as well as the ultimate and final authority regarding the payment or non-payment of claims.

                  SEVENTH:  Any  dispute  or other  matter in  question  arising between the parties out of or relating to the interpretation, performance, or breach of this Agreement, whether such dispute arises before or after termination of this Agreement, shall be settled by arbitration under Article 75 of New York Civil Practice Law and Rules. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

                  Each party shall appoint an individual as arbitrator, and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty days of their appointment, each of the arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots. The arbitrators shall be active or retired officers of insurance or reinsurance companies; the arbitrators shall not have personal or financial interest in the result of the arbitration.

                  The arbitration hearings shall be held in the State of New York. Each party shall submit its case to the arbitrators within a reasonable time after the selection of the third arbitrator or as may be agreed by the arbitrators. The arbitrators shall not be obliged to follow judicial formalities or the rules of the evidence except to the extent required by governing law; they shall make their decisions according to the practice of the insurance business. The decision rendered by a majority of the arbitrators shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

                  Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.

                  EIGHTH: This Agreement may be terminated by any party hereto by sixty (60) days prior written notice to the other party.

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

                  NINTH: This Agreement shall not be amended except with the written consent of the parties hereto.

                  TENTH: This Agreement shall be construed and enforced with the laws of the State of New York.

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

                  IN WITNESS WHEREOF, this Agreement is hereby executed by duly authorized officers of the Parties hereto as of the date first above written.




                                      XL Financial Administrative Services Inc.


                                      By:__________________________






                                       XL Capital Assurance Inc.



                                       By:___________________________





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

                                    EXHIBIT A


          EXPENSE DESCRIPTION                             ALLOCATION METHOD

SURVEYS AND UNDERWRITING EXPENSES:

XLCA'S underwriting expense.                      Direct or Special Studies

AUDIT OF INSURED'S RECORDS:

XLCA'S audit expense.                             Direct or Special Studies

SALARIES AND BENEFITS:

XLCA's proportion of XLFAS's salary,              Direct or Special Studies
bonus and related recruitment expense.

PAYROLL TAXES:

XLCA's proportion of XLFAS's payroll expense.     Direct or Special Studies.

EMPLOYEE WELFARE AND BENEFITS:

XLCA's proportion of XLFAS's direct               Direct or Special Studies
billed benefit expense from
participation's in XL America, Inc's
programs or any successor programs for
SCA Holdings US Inc.

PENSIONS:

XLCA's proportion of XLFAS's direct               Direct or Special Studies
billed expense from participating in SCA
Holdings US Inc. Employee Savings Plan
and the SCA Holdings US Inc. Deferred
Compensation Plan.

TRAVEL AND EXPENSE:

XLCA's proportion of XLFAS's                      Direct or Special Studies
out-of-pocket travel and entertainment
expense.

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

OFFICE OVERHEAD AND EXPENSE

INSURANCE:
XLCA's proportion of XLFAS`s allocation           Direct or Special Studies
of SCA Holdings US Inc. corporate
insurance coverage

RENT AND RENT ITEMS:
XLCA's proportion of XLFAS's rent and             Direct or Overhead on Salaries
other occupancy expense.

EQUIPMENT:
XLCA's proportion of XLFAS's leasehold            Direct or Overhead on Salaries
improvement, furniture and equipment
depreciation, related finance carrying
charges, maintenance and software
expense.

PRINTING AND STATIONERY:
XLCA's printing and its proportion of             Direct or Special Studies
XLFAS's printing and stationary expense
(i.e., forms etc).

POSTAGE, TELEPHONE AND TELEGRAPH EXCHANGE AND
EXPRESS:
XLCA's proportion of XLFAS's postage,             Direct or Special Studies
telephone, express mail and messenger
expense

LEGAL AND AUDITING:

XLCA's legal and accounting professional          Direct or Special Studies
fees and its proportion of XLFAS's
professional fees that benefit both XLCA and XLFAS.

MISCELLANEOUS:

XLCA's proportion of other XLFAS                  Direct or Special Studies
expenses not specifically enumerated or
reflected in the above categories that
benefit its operations.

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